                                  Exhibit 99.1

                             Joint Filer Information

Name of Joint Filer:              Francisco Partners II, L.P.

Address of Joint Filer:           c/o Francisco Partners
                                  One Letterman Drive, Building C, Suite 410
                                  San Francisco, CA 94129

Relationship of Joint Filer to
Issuer:                           10% Owner

Issuer Name and Ticker or
Trading Symbol:                   Computer Programs and Systems, Inc. (CPSI)

Date of Event Requiring
Statement (Month/Day/Year):       01/08/2016

Designated Filer:                 Francisco Partners GP II, L.P.

Signature:

Francisco Partners II, L.P.
By: Francisco Partners GP II, L.P., its General Partner
By: Francisco Partners GP II Management, LLC, its General Partner

   /s/ Tom Ludwig
-------------------------------
Name:  Tom Ludwig
Title:  Managing Member
Date: February 17, 2016

Name of Joint Filer:              Francisco Partners Parallel Fund II, L.P.

Address of Joint Filer:           c/o Francisco Partners
                                  One Letterman Drive, Building C, Suite 410
                                  San Francisco, CA 94129

Relationship of Joint Filer to
Issuer:                           10% Owner

Issuer Name and Ticker or
Trading Symbol:                   Computer Programs and Systems, Inc. (CPSI)

Date of Event Requiring
Statement (Month/Day/Year):       01/08/2016

Designated Filer:                 Francisco Partners GP II, L.P.

Signature:

Francisco Partners Parallel Fund II, L.P.
By: Francisco Partners GP II, L.P., its General Partner
By: Francisco Partners GP II Management, LLC, its General Partner

   /s/ Tom Ludwig
-------------------------------
Name:  Tom Ludwig
Title:  Managing Member
Date: February 17, 2016

Name of Joint Filer:              Francisco Partners GP II, L.P.

Address of Joint Filer:           c/o Francisco Partners
                                  One Letterman Drive, Building C, Suite 410
                                  San Francisco, CA 94129

Relationship of Joint Filer to
Issuer:                           10% Owner

Issuer Name and Ticker or
Trading Symbol:                   Computer Programs and Systems, Inc. (CPSI)

Date of Event Requiring
Statement (Month/Day/Year):       01/08/2016

Designated Filer:                 Francisco Partners GP II, L.P.

Signature:

Francisco Partners GP II, L.P.
By:   Francisco Partners GP II Management, LLC, its General Partner

   /s/ Tom Ludwig
-------------------------------
Name:  Tom Ludwig
Title:  Managing Member
Date: February 17, 2016

Name of Joint Filer:              Francisco Partners GP II Management, LLC

Address of Joint Filer:           c/o Francisco Partners
                                  One Letterman Drive, Building C, Suite 410
                                  San Francisco, CA 94129

Relationship of Joint Filer to
Issuer:                           10% Owner

Issuer Name and Ticker or
Trading Symbol:                   Computer Programs and Systems, Inc. (CPSI)

Date of Event Requiring
Statement (Month/Day/Year):       01/08/2016

Designated Filer:                 Francisco Partners GP II, L.P.

Signature:

Francisco Partners GP II
Management, LLC

   /s/ Tom Ludwig
-------------------------------
Name:  Tom Ludwig
Title:  Managing Member
Date: February 17, 2016